                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                    HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
                (Name of Registrant as Specified In Its Charter)

                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

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

                    HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
                           90 WEST STREET, SUITE 2210
                            NEW YORK, NEW YORK 10006

Dear Fellow Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Hanover Capital Mortgage Holdings, Inc. to be held at 11:00 a.m. EST on Thursday, May 24, 2001, at the American Stock Exchange, 86 Trinity Place, New York, New York, 10016.

     The attached Notice of Meeting and Proxy Statement describe the formal agenda for the Annual Meeting. Your Board of Directors and management will also present a report on our operations, and will be happy to respond to questions properly brought before the meeting.

     I HOPE THAT YOU WILL BE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON. EVEN IF YOU PLAN TO ATTEND, I URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. THIS WILL ASSIST US IN ACHIEVING A QUORUM AT THE ANNUAL MEETING, AND WILL ENSURE THAT YOUR VOTE WILL BE COUNTED EVEN IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING. YOU WILL STILL BE ABLE TO VOTE IN PERSON AT THE ANNUAL MEETING IF YOU RETURN THE ENCLOSED PROXY CARD. YOUR VOTE IS IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN.

     On behalf of our Board of Directors, thank you for your continued interest and support. We look forward to meeting and speaking with those of our shareholders who are able to attend the Annual Meeting.

                                          Sincerely,

                                          JOHN A. BURCHETT
                                          President, Chief Executive Officer and
                                          Chairman


--------------------------------------------------------------------------------
                                   IMPORTANT

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD AT YOUR EARLIEST CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE, CALL CORPORATE INVESTOR COMMUNICATIONS, INC. AT (201) 896-1900.
--------------------------------------------------------------------------------

                    HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
                           90 WEST STREET, SUITE 2210
                            NEW YORK, NEW YORK 10006

                 NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD THURSDAY, MAY 24, 2001

To Our Shareholders:

     The 2001 Annual Meeting of the Shareholders of Hanover Capital Mortgage Holdings, Inc. will be held on Thursday, May 24, 2001, at 11:00 a.m. EST at the American Stock Exchange, 86 Trinity Place, New York, New York, 10016, for the following purposes:

          1. To elect three Directors, to serve for a term of three years;

          2. To consider and act upon a proposal to ratify, confirm and approve the selection of Deloitte & Touche LLP as our independent accountants for the fiscal year ending December 31, 2001; and

          3. To transact such other business as may properly come before the meeting and any adjournments or postponements of the meeting.

     The Board of Directors has fixed the close of business on April 6, 2001 as the record date for the meeting. All shareholders of record on that date are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

     YOUR PROXY IS ENCLOSED. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, MARK YOUR PREFERENCES, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AT YOUR EARLIEST CONVENIENCE, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. THE GIVING OF THIS PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU DO ATTEND THE MEETING.

                                          By order of the Board of Directors

                                          JOYCE S. MIZERAK,
                                          Senior Managing Director, a Director
                                          and Secretary

New York, New York
This Proxy Statement will be first sent to shareholders on or about April 27, 2001.

                    HANOVER CAPITAL MORTGAGE HOLDINGS, INC.

                                PROXY STATEMENT

     We are providing this Proxy Statement in connection with the solicitation by the Board of Directors of Hanover Capital Mortgage Holdings, Inc. (the "Company") of proxies to be voted at the Company's 2001 Annual Meeting of Shareholders to be held on Thursday, May 24, 2001, at the time and place set forth in the notice of this meeting, and at any meeting following any adjournments or postponements thereof. We are sending this proxy statement and accompanying form of proxy on or about April 27, 2001 to record holders of our common stock as of April 6, 2001, the record date for the meeting.

     If you properly execute, date and return the enclosed proxy card it will be voted in the manner you direct. If you do not specify instructions with respect to any particular matter to be acted upon, then the shares represented by your proxy will be voted:

     "FOR" George J. Ostendorf, John N. Rees and Joseph J. Freeman, your Board of Directors' nominees named herein and "FOR" ratification of Deloitte & Touche LLP as our independent accountants for 2001.

     The persons named as proxies may also vote on any other matter to properly come before the Annual Meeting.

     Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the Annual Meeting, by giving written notice of revocation to our Secretary at any time before the proxy is exercised, or by duly executing and dating a subsequent proxy relating to the same shares of our common stock and delivering it to our Secretary at or before the Annual Meeting.

     The holders of a majority in interest of all common stock issued, outstanding and entitled to vote at the meeting must be present at the meeting in person or by proxy in order to constitute a quorum for the transaction of business. The election of the nominees for director will be decided by plurality vote. The affirmative vote of the holders of at least a majority of the shares of common stock voting in person or by proxy on the matter are required to approve the ratification of the independent accountants. Abstentions and broker non-votes are not considered votes cast, and will not affect the vote required regarding the election of directors or ratification of the independent accountants.

     We will bear the cost of the solicitation of proxies. We anticipate that the solicitation will be made primarily by mail, but our regular employees, directors or representatives (none of whom will receive any extra compensation for their activities) may also solicit proxies in person and by telephone, telegraph, advertisement, facsimile or other electronic media, and may arrange for brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals at our expense. We have also retained Corporate Investor Communications, Inc., or CIC, to assist us in the solicitation of proxies. They will charge us a fee of $6,000 plus reasonable out-of-pocket expenses and disbursements. They will also charge us for both incoming and outgoing telephone communications at $5.00 per completed call. Pursuant to a written contract with us, CIC will assist in the distribution of proxy materials and with communication with and solicitation of brokers, banks, nominees, intermediaries and other shareholders, and will contact registered shareholders to promote participation in the meeting and maximize voting response. We have agreed to indemnify CIC against some of the liabilities and expenses associated with these activities.

     We are also providing our Annual Report on Form 10-K for the year ended December 31, 2000 to each shareholder.

     Our principal executive offices are located at 90 West Street, Suite 2210, New York, New York, 10006, telephone number (212) 732-5086.

                       RECORD DATE AND VOTING SECURITIES

     Only shareholders of record at the close of business on April 6, 2001 are entitled to notice of and to vote at the meeting. On that date, we had outstanding and entitled to vote 4,322,944 shares of common stock, par value $.01 per share. This class has no cumulative voting rights; each outstanding share of our common stock entitles the record holder to one vote at the meeting and at any adjournments or postponements of the meeting.

                      PROPOSAL #1 -- ELECTION OF DIRECTORS

     Our Board of Directors is divided into three classes, with each class as nearly equal in number as possible. One class is elected each year for a term of three years. Any director who was appointed by the Board of Directors to fill a vacancy holds office until the next annual meeting of shareholders, at which time the shareholders elect a director to hold office for the balance of the term then remaining. It is proposed that each director nominee listed below, whose term expires at this meeting, be elected to serve a term of three years and until his successor is duly elected and qualified or until he sooner dies, resigns or is removed.

     All of the director nominees advised us that they are available and willing to serve if elected. If any of the director nominees become unavailable for election, which we do not anticipate, then the persons named in the accompanying proxy will vote for such substitutes as the Board of Directors may recommend. None of the director nominees are related to any executive officer of the Company or its subsidiaries.

     The election of nominees for director will be decided by plurality vote. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" MESSRS. OSTENDORF, REES AND FREEMAN. Proxies solicited by the Board of Directors will be voted "FOR" the election of the director nominees named below, all of whom are now members of the Board of Directors, unless shareholders specify a contrary vote.

                      NOMINEES FOR TERMS EXPIRING IN 2004:

NAME OF NOMINEE               AGE  POSITION WITH THE COMPANY OR PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
---------------               ---  ----------------------------------------------------------------------------

George J. Ostendorf.........  56   George J. Ostendorf has been a Director of the Company since its inception in June 1997. Mr. Ostendorf is also a Senior Managing Director of the
                                   Company, and has been a Director and Senior Managing Director of Hanover
                                   Capital Partners Ltd., a subsidiary of the Company, since its formation in
                                   1989. Mr. Ostendorf has been a Director and Senior Vice President of
                                   HanoverTrade.com, Inc., a subsidiary of the Company, since its formation in
                                   1999. Mr. Ostendorf's duties at Hanover Capital Partners include maintaining relationships with Hanover Capital Partners' clients, which range from small depository institutions to large mortgage lenders. Before joining Hanover
                                   Capital Partners, Mr. Ostendorf was responsible for the origination and distribution of mortgage securities by Chicago-based sales forces that he managed for Citicorp Investment Bank and later for Bankers Trust Company.

NAME OF NOMINEE               AGE  POSITION WITH THE COMPANY OR PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
---------------               ---  ----------------------------------------------------------------------------
John N. Rees................  67   John N. Rees has been a Director of the Company since the consummation of the Company's initial public offering in September 1997. Since 1985, Mr.
                                   Rees has been President of Pilot Management, a privately held investor/consultant firm. From 1974 to 1985, Mr. Rees was Chief Financial
                                   Officer and Vice Chairman of the Bank of New England.

Joseph J. Freeman...........  68   Joseph J. Freeman has been a Director of the Company since October 1997.
                                   Since 1986, Mr. Freeman has been the President of LRF Investments, Inc., a privately held venture capital firm. Mr. Freeman is currently on the Board of Directors of LRF Investments, Inc., The Newton Group, Inc. and Work
                                   Management Solutions, Inc.

     The following are the continuing members of our Board of Directors whose terms of service are indicated below:

                     DIRECTORS WHOSE TERM EXPIRES IN 2003:

NAME OF NOMINEE               AGE  POSITION WITH THE COMPANY OR PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
---------------               ---  ----------------------------------------------------------------------------

John A. Burchett............  58   John A. Burchett has been the Chairman of the Board, President and Chief
                                   Executive Officer of the Company since its inception in June 1997. Mr.
                                   Burchett has also been the Chairman of the Board, President and Chief
                                   Executive Officer of Hanover Capital Partners Ltd., a subsidiary of the
                                   Company, since its formation in 1989 and of Hanover Capital Mortgage
                                   Corporation, a subsidiary of Hanover Capital Partners, since its inception in 1992. Mr. Burchett has also been the Chairman of the Board and Chief
                                   Executive Officer of HanoverTrade.com, Inc., a subsidiary of the Company, since its formation in 1999. Prior to the founding of Hanover Capital
                                   Partners, Mr. Burchett held executive positions in the national mortgage finance operations of two global financial institutions: Citicorp Investment
                                   Bank from 1980 to 1987 and Bankers Trust Company from 1987 to 1989.

John A. Clymer..............  53   John A. Clymer has been a Director of the Company since the consummation of the Company's initial public offering in September 1997. Since September
                                   1994, Mr. Clymer has been employed by the Resource Companies, Inc. as a
                                   Managing Director. In April 2001, U.S. Trust Company acquired Resource
                                   Companies and Mr. Clymer is a Managing Director for U.S. Trust Company. Mr.
                                   Clymer has been a Director of WTC Industries, Inc. since 1994.

Saiyid T. Naqvi.............  51   Saiyid T. Naqvi has been a Director of the Company since March 1998. He joined PNC Mortgage in 1993 with the acquisition of Sears Mortgage
                                   Corporation, which he had joined in 1985, and was President and Chief
                                   Executive Officer of PNC Mortgage (formerly Sears Mortgage Corporation)
                                   until January 2001.

                     DIRECTORS WHOSE TERM EXPIRES IN 2002:

NAME OF NOMINEE               AGE  POSITION WITH THE COMPANY OR PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
---------------               ---  ----------------------------------------------------------------------------

James F. Stone..............  61   James F. Stone has been a Director of the Company since March 2000. Mr.
                                   Stone has been a partner of SeaView Capital since March 2000. From 1997 to
                                   2000, he was a partner of Riparian Partners and from January 1991 to March
                                   1996, he was a partner of Smith, McDonald, Stone & Co. Mr. Stone is a member of the Board of Fiber Composites Corporation of North Carolina and the South
                                   County Hospital in Rhode Island.

Joyce S. Mizerak............  45   Joyce S. Mizerak has been a Director and the Secretary of the Company since its inception in June 1997. Ms. Mizerak has been a Senior Managing Director of the Company since 2000, a Director of Hanover Capital Partners Ltd. since its formation in 1989, and was appointed President of Hanover Capital
                                   Partners in 2000. Ms. Mizerak has also been a Director and Senior Vice
                                   President of HanoverTrade.com, Inc. since its formation in 1999. Before joining Hanover Capital Partners, Ms. Mizerak had responsibility at Bankers
                                   Trust Company from 1988 to 1989 for mortgage transaction contracts. Before joining Bankers Trust Company, Ms. Mizerak held a variety of positions at
                                   Citicorp Investment Bank from 1984 to 1988 including the trading of whole mortgage loans for Citicorp's Citimae residential mortgage conduit.

Irma N. Tavares.............  46   Irma N. Tavares has been a Director of the Company since its inception in
                                   June 1997. Ms. Tavares has been a Senior Managing Director of the Company since 2000, and has been a Senior Managing Director and a Director of
                                   Hanover Capital Partners since its formation in 1989. Ms. Tavares has served as a Director and President of HanoverTrade.com, Inc. since its formation in
                                   1999. Before joining Hanover Capital Partners, Ms. Tavares held mortgage-related trading positions at both Citicorp Investment Bank from
                                   1983 to 1987 and Bankers Trust Company from 1987 to 1989.

                               EXECUTIVE OFFICERS

NAME                          AGE                   POSITION WITH THE COMPANY
----                          ---                   -------------------------

Thomas P. Kaplan............  36   Thomas P. Kaplan has been our Chief Financial Officer and
                                   Managing Director since June 1999. Mr. Kaplan is also Chief
                                   Financial Officer and Managing Director of Hanover Capital
                                   Partners Ltd. and Chief Financial Officer of
                                   HanoverTrade.com, Inc., two subsidiaries of the Company, and has held these position since June 1999. He is responsible for our strategic planning, corporate development, financing and financial reporting. Before joining Hanover Capital
                                   Partners, Mr. Kaplan was the executive vice president in
                                   charge of the capital markets division of Franchise Mortgage
                                   Acceptance Company from 1997 to 1999, and a senior vice
                                   president in the asset-backed securities group at Greenwich
                                   Capital Markets from 1995 to 1997.

James C. Strickler, Jr......  44   James C. Strickler, Jr. has been with the Company since its inception in June 1997 and is a Managing Director of the
                                   Company. Mr. Strickler has also been a Managing Director of
                                   Hanover Capital Partners Ltd. since 1995. Before joining
                                   Hanover Capital Partners, Mr. Strickler held the position of trader of whole loans, asset-backed securities and
                                   non-agency mortgage-backed securities with Lehman Brothers
                                   Inc. from 1992 to 1995 and with Chemical Bank from 1988 to
                                   1992.

John F. Lanahan.............  39   John F. Lanahan has been Assistant Secretary of the Company since 1999. Mr. Lanahan is also Vice President and In-House
                                   Counsel of Hanover Capital Partners Ltd. and
                                   HanoverTrade.com, Inc. and has been employed by Hanover
                                   Capital Partners since 1999. Before joining Hanover Capital
                                   Partners, Mr. Lanahan worked with the law firm of Hack,
                                   Piro, O'Day, Merklinger, Wallace & McKenna, P.A. from 1991 to 1998.

     PROPOSAL #2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Audit Committee and the Board of Directors selected and appointed Deloitte & Touche LLP to act as our independent accountants for the year ending December 31, 2001. In recognition of the important role of the independent accountants, their selection is submitted to the shareholders for review and ratification on an annual basis.

Audit Fees

     During the fiscal year ended December 31, 2000, Deloitte & Touche billed us for the following fees in connection with various audit, audit-related and non-audit services:

  -  Audit Fees:.....................................................  $170,500
  -  Financial Information Systems Design and Implementation Fees:...      None
  -  All Other Fees:.................................................  $199,775

     The audit fees cover the audit of our annual financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and for the required quarterly reviews of those statements included in our Quarterly Reports on Form 10-Q for that year. Financial Information Systems Design and Implementation Fees are fees billed for designing, implementing, managing and/or operating our information systems, local area network, or any software or hardware system that aggregates source data underlying our financial statements or generates information that is significant to our financial statements taken as a whole. All Other Fees are the aggregate fees paid for all other non-audit services as follows: (i) $30,000 was in connection with the issuance of the Hanover Capital Trust 2000-A Mortgage Notes, Series 2000-A; and (ii) the remaining $169,775 was for tax-related services.

     The Audit Committee considered whether the provision by Deloitte & Touche of the non-audit services described above is compatible with maintaining Deloitte & Touche's independence.

     An affirmative vote of the holders of at least a majority of the shares of common stock voting on this proposal is required for its adoption. YOUR BOARD OF DIRECTORS RECOMMENDS RATIFICATION OF ITS SELECTION OF DELOITTE & TOUCHE AS OUR INDEPENDENT ACCOUNTANTS FOR 2001. Proxies solicited by the Board of Directors will be voted "FOR" this proposal unless shareholders specify a contrary vote.

     The Board of Directors expects representatives of Deloitte & Touche will be present at the Annual Meeting, and they will have the opportunity to make a statement if they so desire. The representatives of Deloitte & Touche are also expected to be available to respond to appropriate questions at the Annual Meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the ownership of our common stock as of March 30, 2001 by:

     - each person we know to beneficially own more than 5% of our common stock;

     - each of our directors;

     - each of our "Named Executive Officers" as described under "Executive Compensation"; and

     - all of our directors and executive officers as a group.

     Unless otherwise indicated in the table's footnotes, the beneficial owners have, to our knowledge, sole voting and investment power with respect to the shares beneficially owned.

                                                                       NUMBER OF
                                                                         SHARES
TITLE OF                      NAME AND ADDRESS OF                     BENEFICIALLY    PERCENT OF
 CLASS                          BENEFICIAL OWNER                         OWNED          CLASS
--------                      -------------------                     ------------    ----------
Common      Wallace R. Weitz & Company..............................    841,700(1)      19.47%
            1125 South 103rd Street
            Suite 600
            Omaha, Nebraska 68124
Common      John A. Burchett........................................    471,594(2)      10.83%
            90 West Street, Suite 2210
            New York, New York 10006
Common      Joyce S. Mizerak........................................    145,637(3)       3.35%
            100 Metroplex Drive, Suite 301
            Edison, New Jersey 08817
Common      George J. Ostendorf.....................................    140,033(3)       3.22%
            208 South LaSalle Street
            Suite 1338
            Chicago, Illinois 60604
Common      Irma N. Tavares.........................................    135,847(3)       3.13%
            90 West Street, Suite 2210
            New York, New York 10006
Common      Thomas P. Kaplan........................................     75,647(3)       1.74%
            90 West Street, Suite 2210
            New York, New York 10006
Common      John N. Rees............................................     28,000(4)          *
            101 Granite Street
            Rockport, Massachusetts 01966
Common      Saiyid T. Naqvi.........................................     11,000(4)          *
            75 North Fairway Drive
            Vernon Hills, Illinois 60061
Common      John A. Clymer..........................................      8,000(4)          *
            900 Second Avenue S., Suite 300
            Minneapolis, Minnesota 55402
Common      Joseph J. Freeman.......................................     13,680(4)          *
            60 Wells Avenue
            Newton, Massachusetts 02459

                                                                       NUMBER OF
                                                                         SHARES
TITLE OF                      NAME AND ADDRESS OF                     BENEFICIALLY    PERCENT OF
 CLASS                          BENEFICIAL OWNER                         OWNED          CLASS
--------                      -------------------                     ------------    ----------
Common      James F. Stone..........................................      9,000(5)          *
            362 Ocean Road
            Narragansett, Rhode Island 02882
            All executive officers and directors as a group (10                         23.16%
            people).................................................
* Less than one percent.

---------------
(1) According to a Schedule 13D/A filed with the Securities and Exchange Commission on September 20, 2000.

(2) Includes 16,667 shares of common stock issuable upon the exercise of options currently exercisable, 16,400 shares of common stock issuable upon the exercise of options exercisable within 60 days of the date of this table, and 28,698 shares owned by Mr. Burchett's children.

(3) Includes 11,667 shares of common stock issuable upon the exercise of options currently exercisable and 11,480 shares of common stock issuable upon the exercise of options exercisable within 60 days of the date of this table.

(4) Includes 8,000 shares of common stock issuable upon the exercise of options currently exercisable.

(5) Includes 4,000 shares of common stock issuable upon the exercise of options currently exercisable.

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS

     During the fiscal year ended December 31, 2000 the Board of Directors held four in-person meetings and five meetings by telephone conference. The Board of Directors also took actions by unanimous written consent. Each Director attended at least 75% of the aggregate of

     - the total number of Board of Directors' meetings held during the period in which he or she served as Director; and

     - the total number of meetings held by all committees of the Board of Directors on which he or she served.

     We do not pay directors who are also officers of the Company additional compensation for their services as directors. Accordingly, Mr. Burchett, Mr. Ostendorf, Ms. Mizerak and Ms. Tavares did not receive any additional compensation as directors of the Company. See "Compensation Committee Interlocks and Insider Participation - Certain Relationships and Related Transactions - Employment Agreements" and "--Management Agreement".

     In 2000, compensation for non-employee directors included the following:

     - an annual director's fee equal to $15,000, payable on a quarterly basis;

     - $500 for each meeting attended; and

     - travel expenses in connection with attending each in-person meeting.

     The Board of Directors does not have a nominating committee. However, there is an Audit Committee and a Compensation Committee.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors is composed of Messrs. Rees (Chairman), Clymer and Stone. Each member is independent as defined by AMEX listing standards. Our Audit Committee adopted a written charter in June 2000, which is included in this proxy statement as Appendix A. The Audit Committee held four meetings in 2000.

     Management is responsible for our internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. Each year, the Audit Committee recommends to the Board of Directors, subject to shareholder ratification, the selection of our independent accountants.

     In this context, the Audit Committee has met and held discussions with management and Deloitte & Touche LLP, our independent accountants. The meetings were designed to facilitate and encourage private communication between the Audit Committee, management and Deloitte & Touche.

     During these meetings, the Audit Committee reviewed and discussed the audited and unaudited financial statements for the year ended December 31, 2000 and related matters with management and Deloitte & Touche.

     The discussions with Deloitte & Touche also included the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee received from Deloitte & Touche, and reviewed, the written disclosures and the letter regarding Deloitte & Touche's independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with Deloitte & Touche that firm's independence.

     Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended the selection of Deloitte & Touche as our independent accountants for 2001, subject to shareholder ratification.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF HANOVER CAPITAL MORTGAGE HOLDINGS, INC.

                                          John N. Rees, Chairman
                                          John A. Clymer
                                          James F. Stone

                             EXECUTIVE COMPENSATION

     The following table contains information about compensation earned for the years ended December 31, 2000, 1999 and 1998 by our chief executive officer and our four other most highly compensated executive officers serving at the end of 2000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG-TERM
                                                                                        COMPENSATION
                                                    ANNUAL COMPENSATION                 ------------
                                      -----------------------------------------------    SECURITIES
                                                                         OTHER ANNUAL    UNDERLYING
                                             SALARY (1)(8)   BONUS (1)   COMPENSATION   OPTIONS/SARS       ALL OTHER
NAME AND PRINCIPAL POSITION           YEAR        ($)           ($)          ($)            (#)        COMPENSATION (19)
---------------------------           ----   -------------   ---------   ------------   ------------   -----------------
John A. Burchett(2).................  2000     315,008(3)                  74,311(5)       49,200            3,346
  Chairman of the Board,              1999     306,277       53,766(4)      8,400(6)       50,000           13,922
  Chief Executive Officer             1998     301,069       53,766         8,400(7)            0            7,205
  and President
Joyce S. Mizerak(2).................  2000     236,256            0        25,055(9)       34,440              467
  Senior Managing Director            1999     229,708            0         7,200(10)      35,000            1,841
  and a Director                      1998     225,802            0         7,200(11)           0            1,633
George J. Ostendorf(2)..............  2000     236,256            0        25,754(12)      34,440            4,944
  Senior Managing Director            1999     229,708            0         9,220(13)      35,000            3,884
  and a Director                      1998     225,802            0         8,890(14)           0            4,711
Irma N. Tavares(2)..................  2000     236,256            0        25,175(15)      34,440              249
  Senior Managing Director            1999     229,708            0         7,200(16)      35,000            2,867
  and a Director                      1998     225,802            0         7,200(17)           0            1,843
Thomas P. Kaplan....................  2000     227,250(18)        0             0          34,440                0
  Managing Director and               1999     115,057            0             0          35,000                0
  Chief Financial Officer             1998           0            0             0               0                0

---------------
 (1) Salary and bonus amounts are presented in the period earned; however, the payment of those amounts may have occurred in other periods.

 (2) Each of these persons entered into a five-year Employment Agreement with the Company on September 19, 1997.

 (3) Pursuant to his Employment Agreement, Mr. Burchett received an initial base annual salary of $300,000. The base annual salary was increased to $304,278 in 1998, to $306,277 in 1999, and to $315,008 in 2000, due to annual cost-of-living adjustments.

 (4) Additional compensation paid to Mr. Burchett pursuant to a June 1997 Agreement with the Company.

 (5) Includes $8,400 for an automobile allowance and $65,911 for loans extinguished in connection with the write-off of Hanover Capital Partners 2, Inc., including an additional sum to cover the tax impact of such extinguishment.

 (6) Automobile allowance.

 (7) Automobile allowance.

 (8) Pursuant to his/her Employment Agreement, Ms. Mizerak, Mr. Ostendorf and Ms. Tavares each received an annual base salary of $225,000. The base annual salary was increased to $228,208 in October 1998, to $229,708 in 1999, and to $236,256 in 2000, due to annual cost-of-living adjustments.

 (9) Includes $7,200 for an automobile allowance and $17,855 for loans extinguished in connection with the write-off of Hanover Capital Partners 2, Inc., including an additional sum to cover the tax impact of such extinguishment forgiveness.

(10) Automobile allowance.

(11) Automobile allowance.

(12) Includes $7,200 for an automobile allowance, $1,976 for club membership dues and $16,578 for loans extinguished in connection with the write-off of Hanover Capital Partners 2, Inc., including an additional sum to cover the tax impact of such extinguishment.

(13) Includes $7,200 for an automobile allowance and $2,020 for club membership dues.

(14) Includes $7,200 for an automobile allowance and $1,690 for club membership dues.

(15) Includes $7,200 for an automobile allowance and $17,975 for loans extinguished in connection with the write-off of Hanover Capital Partners 2, Inc., including an additional sum to cover the tax impact of such extinguishment.

(16) Automobile allowance.

(17) Automobile allowance.

(18) Mr. Kaplan entered into a five-year Employment Agreement with the Company on August 10, 2000. Pursuant to his Employment Agreement, Mr. Kaplan is entitled to an initial base annual salary of $229,522.

(19) Life insurance premia.

            OPTION/SAR GRANTS IN FISCAL YEAR ENDED DECEMBER 31, 2000

     In 2000 the Compensation Committee approved awards under the Equity Incentive Plan. The following table shows the awards made our Named Executive Officers in 2000.

                               NUMBER OF
                               SECURITIES
                               UNDERLYING      PERCENT OF TOTAL
                              OPTIONS/SARS       OPTIONS/SARS       EXERCISE OR
                                GRANTED      GRANTED TO EMPLOYEES   BASE PRICE    EXPIRATION     GRANT DATE
            NAME                  (#)         IN FISCAL YEAR (%)      ($/SH)         DATE       PRESENT VALUE
            ----              ------------   --------------------   -----------   ----------   ---------------
John A. Burchett............     49,200             17.43             3.8750       May 2010    $0.17 per share
  Chief Executive Officer
Joyce S. Mizerak............     34,440             12.20             3.8750       May 2010    $0.17 per share
George J. Ostendorf.........     34,440             12.20             3.8750       May 2010    $0.17 per share
Irma N. Tavares.............     34,440             12.20             3.8750       May 2010    $0.17 per share
Thomas P. Kaplan............     34,440             12.20             3.8750       May 2010    $0.17 per share

     The present value of the options was calculated using the Black-Scholes options pricing model as of the grant date. The per share weighted average fair value of stock options granted during the period ended

December 31, 2000 was $0.17, respectively at the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions:

                                                              2000    1999
                                                              ----    ----
Expected life (years).......................................    10      10
Risk-free interest rate.....................................  6.54%   6.27%
Volatility..................................................  42.1%   61.4%
Expected dividend yield.....................................  12.6%   12.3%

  AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND OPTION/SAR VALUES AT
                                FISCAL YEAR END

     The following table sets forth information concerning the value of stock options held at December 31, 2000 by our Named Executive Officers. None of these officers exercised any stock options during the year ended December 31, 2000.

                                                                     NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                                    UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                                          OPTIONS AT                    OPTIONS AT
                                       SHARES                          DECEMBER 31, 2000             DECEMBER 31, 2000
                                    ACQUIRED ON       VALUE       ---------------------------   ---------------------------
NAME                   GRANT YEAR   EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                   ----------   ------------   ------------   -----------   -------------   -----------   -------------
John A. Burchett.....     2000           0              $0               0         49,200               0        $67,404
                          1999           0               0          16,667         33,333         $10,334        $20,666
                          1997           0               0               0         89,467               0              0
                          1997           0               0               0         24,270               0              0
Joyce S. Mizerak.....     2000           0               0               0         34,440               0        $47,182
                          1999           0               0          11,667         23,333         $ 7,234        $14,446
                          1997           0               0               0         24,399               0              0
                          1997           0               0               0         18,630               0              0
George J.
  Ostendorf..........     2000           0               0               0         34,440               0        $47,182
                          1999           0               0          11,667         23,333         $ 7,234        $14,446
                          1997           0               0               0         24,399               0              0
                          1997           0               0               0         18,630               0              0
Irma N. Tavares......     2000           0               0               0         34,440               0        $47,182
                          1999           0               0          11,667         23,333         $ 7,234        $14,446
                          1997           0               0               0         24,399               0              0
                          1997           0               0               0         18,630               0              0
Thomas P. Kaplan.....     2000           0               0               0         34,440               0        $47,182
                          1999           0               0          11,667         23,333         $ 7,234        $14,466

CHANGE IN CONTROL

     On March 30, 2000 the Board of Directors adopted policies to take effect in the event a single person, entity, or a group of persons and/or entities acting in concert acquire control of us. If there is a change of control, the Chief Executive Officer may:

     - accelerate the exercisability, prior to the effective date of the Change in Control, of all outstanding options under the Stock Option Plan and the Equity Incentive Plan (and terminate the restrictions applicable to any shares issued thereunder);

     - accelerate the exercisability, prior to the effective date of the Change in Control, of all outstanding incentive stock options (and terminate the restrictions applicable to any shares issued thereunder);

     - grant and award bonuses under the Bonus Incentive Plan; and

     - forgive any and all of the outstanding indebtedness of the Named Executive Officers to us.

     On April 11, 2000 the Board of Directors approved a Stockholder Protection Rights Agreement. The Stockholder Protection Rights Agreement became effective on April 28, 2000 and provides that the holder of a Right, upon the exercise of the Right, is entitled to purchase from us one one-hundredth of a share of Participating Preferred Stock at an exercise price of $17.00 per share, subject to adjustment. The Stockholder Protection Rights Agreement provides that upon the separation time, which is when there is a public announcement by a person to acquire beneficial ownership of 10% or more of our common stock, the Rights will become exercisable and entitle each holder of a Right, other than Rights that are owned by the acquiring person the right to receive shares of common stock having a market value of two times the exercise price of the Right. Our Board may amend the Agreement anytime prior to the separation time in any respect.

     A copy of the Agreement was filed with the Securities and Exchange Commission on Form 8K on April 24, 2000, and a copy is available from us free of charge.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The members of our Compensation Committee are:

     DIRECTOR NAME                       FUNCTIONS OF THE COMMITTEE                  MEETINGS IN 2000
     -------------                       --------------------------                  ----------------
  John A. Clymer          - annually review our compensation policy for executive           1
  Joseph J. Freeman         officers;
  Saiyid T. Naqvi         - make recommendations to the Board of Directors with
                            respect to our compensation policy for executive
                            officers;
                          - make compensation decisions regarding executive
                            officers; and
                          - administer our Bonus Incentive Compensation Plan, the
                            1997 Stock Option Plan and the 1999 Equity Incentive
                            Plan.

     We have developed and implemented executive compensation policies and plans, including incentive and stock option plans, which seek to enhance our profitability and value. These policies are administered by our Compensation Committee. The principal objective of our compensation policies is to align closely the financial interests of our executives with those of our shareholders. Therefore, our compensation policies link the compensation of our Chief Executive Officer and other executive officers to our financial performance.

     Our executive compensation policy sets base salary at the minimum levels considered sufficient to attract and retain qualified executive officers. We provide performance-based variable compensation, allowing the total compensation of executive officers to fluctuate with our performance.

1997 Executive and Non-Employee Director Stock Option Plan

     We adopted the 1997 Executive and Non-Employee Director Stock Option Plan to provide a means of performance-based compensation, in order to attract and retain qualified personnel and to afford additional incentive to others to increase their efforts in providing significant services to us. Under this Plan, the Compensation Committee has authority to grant incentive stock options, non-qualified stock options, deferred stock, restricted stock, performance shares, stock appreciation rights, limited stock awards and dividend equivalent rights. These stock options are intended to provide an incentive to our executive officers and other key employees to increase the market value of our common stock, which links executive compensation to our performance. The Compensation Committee determines the terms and restrictions applicable to any such awards, including the selection of participants eligible to receive them. Eligible persons under the Plan are officers, directors and employees of the Company or its subsidiaries and other persons expected to provide significant services to us. Incentive stock options may only be granted to the officers and key employees of the Company and its subsidiaries. To date, all options granted under this Plan have been granted at an exercise price equal to the fair market value on the date of grant. We awarded stock options under this Plan to executive officers during 1997. No vesting has occurred yet because we have not met the performance-based vesting requirements.

     Subject to anti-dilution provisions for stock splits, stock dividends and similar events, this Plan authorizes the grant of options to purchase, and awards of, an aggregate of up to 325,333 shares of our common stock. If an option granted under this Plan expires or terminates, or an award is forfeited, the shares subject to any unexercised portion of such option or award will again become available for the issuance of further options or awards under this Plan.

Bonus Incentive Compensation Plan

     In 1997 we adopted a Bonus Incentive Compensation Plan to provide annual bonuses for eligible participants. The bonuses that may be awarded under this plan are based upon our annual net income. Such bonuses are paid 1/2 in cash and, subject to ownership limits, 1/2 in shares of our common stock. Our intent is to provide an incentive to our executive officers and other key employees to increase our market value. In view of our operating results since our initial public offering, no bonuses were awarded pursuant to the Bonus Incentive Compensation Plan in either 1999 or 2000. However, in 1999 the Board of Directors approved a discretionary bonus pool of $145,000 and in 2000 the Board of Directors approved a discretionary bonus pool of $194,000 to reward mid-level and lower-level employees of Hanover Capital Partners and HanoverTrade.com, two of our subsidiaries, for their efforts during the year. No Named Executive Officers received any of the discretionary bonus pool payments.

1999 Equity Incentive Plan

     Under the 1999 Equity Incentive Plan, non-qualified stock options may be granted to officers, key employees, directors, agents and consultants of the Company and its subsidiaries. These stock options are intended to provide an incentive to such recipients to increase the market value of our common stock, thus linking our performance to executive compensation. The Compensation Committee administers the Equity Incentive Plan. Persons eligible to participate in the Equity Incentive Plan are officers, directors (including non-employee directors) and employees, agents and consultants of the Company or its subsidiaries, and other persons who are in a position to make a significant contribution to our success. To date, all options granted under the Equity Incentive Plan have been granted at an exercise price equal to the fair market value on the date of grant. We awarded stock options under the Equity Incentive Plan to executive officers during 1999 and 2000.

     Subject to anti-dilution provisions for stock splits, stock dividends and similar events, the Equity Incentive Plan authorizes the grant of options to purchase, and awards of, an aggregate of up to 550,710 shares of our common stock. If an option granted under the Equity Incentive Plan expires or terminates, or an Award is forfeited, the shares subject to any unexercised portion of such option or Award will again become available for the issuance of further options or Awards under the Equity Incentive Plan. No eligible participant can be granted options exercisable into, or awards of, more than 50,000 shares of our common stock in any year.

Executive Compensation

     The compensation packages for Mr. Burchett, Ms. Mizerak, Mr. Ostendorf and Ms. Tavares were negotiated at the time of our initial public offering. The purpose of these compensation packages was to retain the experience and talent of these individuals. As with our other executive compensation packages, these arrangements consist of base salaries, stock options and annual bonuses based upon our annual net income, all of which is intended to encourage corporate performance. In addition, the base annual salaries of Mr. Burchett, Ms. Mizerak, Mr. Ostendorf and Ms. Tavares are subject to increase at the discretion of the non-employee Directors on the Compensation Committee.

     The Compensation Committee believes that executive compensation should be closely tied to corporate performance. We have implemented several practices that are intended to achieve this result. Specifically, executive bonuses and stock option grants are targeted to key individuals to ensure that executive compensation is closely tied to our performance. The key quantitative measures of performance addressed by these two programs are (i) our income (as measured by return-on-equity) and (ii) the appreciation of our stock price. Bonuses earned pursuant to the 1997 bonus incentive compensation plan are specifically tied to our performance as measured by return-on-equity. The value of the stock option grants directly reflect the value created for shareholders through stock price appreciation.

     In fiscal year 2000, no executive bonuses were earned pursuant to the 1997 bonus incentive compensation plan because we did not achieve the minimum return-on-equity targets required. We granted a total of 282,210 stock options in 2000 to key individuals in order to tie these individuals' incentives directly to the appreciation of our stock price.

     In fiscal year 2000, our most highly compensated officer was John A. Burchett, our Chief Executive Officer, President and Chairman of the Board. Mr. Burchett received the minimum base salary payable pursuant to the terms of his employment agreement. Mr. Burchett entered into the employment agreement at the time we acquired Hanover Capital Partners from its private owners, as partial compensation for the sale of Hanover Capital Partners to us.

     The Compensation Committee reviewed Mr. Burchett's performance for fiscal year 2000 based on a number of factors. These factors included the following quantitative measures: (1) our return-on-equity and income; and (2) our stock price performance and dividends paid. These factors also included the following qualitative measures: (1) Our overall strategic direction, including the identification of market opportunities (including the development of HanoverTrade.com); (2) the appropriate management of our exposure to credit risk, interest rate risk and liquidity risk; and (3) our ability to react and retool to address and profit from changing market conditions. As a result of this review of qualitative and quantitative measures, taken as a whole, Mr. Burchett did not request, and did not receive, any discretionary bonuses or any bonuses pursuant to the 1997 bonus incentive compensation plan in fiscal year 2000. The Committee elected to grant Mr. Burchett stock options for 49,200 shares under the 1999 Equity Incentive Plan as a result of its review of the foregoing qualitative measures. The grant of stock options was intended to more directly tie Mr. Burchett's future compensation to the results of the initiatives undertaken during the fiscal year.

     During 2000 we extinguished a loan that we made to Mr. Burchett in 1998 and provided additional compensation to offset taxes Mr. Burchett will owe as a result of extinguishing the loan. As a result of these transactions, we reported $65,911 of compensation for Mr. Burchett, although Mr. Burchett did not realize any net after-tax benefit from this transaction. The loan was extended to Mr. Burchett during a period of turmoil in the global capital markets in late 1998, when one of our lenders required us to securitize a large portfolio of loans. In order to facilitate this securitization, Mr. Burchett agreed to form a new privately held company, Hanover Capital Partners 2, Inc., or HCP-2. Mr. Burchett and certain other

Named Executive Officers agreed to hold all of the common stock of HCP-2 as an accommodation to us. We hold all of the preferred stock of HCP-2. In 1998, we loaned Mr. Burchett the funds necessary to capitalize HCP-2. Mr. Burchett did not receive any compensation or earnings as a shareholder of HCP-2, and HCP-2 was structured in such a way that Mr. Burchett would never receive any funds from HCP-2. In 1999, we wrote off our investment in HCP-2 and agreed to forgive the loan we made to Mr. Burchett, including an additional sum to cover the tax impact of such forgiveness.

THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF HANOVER CAPITAL MORTGAGE HOLDINGS, INC.

                                            John A. Clymer
                                            Joseph J. Freeman
                                            Saiyid T. Naqvi

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No interlocking relationship exists between our Board of Directors or officers responsible for compensation decisions and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Management Agreement

     Effective as of January 1, 1998, we entered into a Management Agreement with Hanover Capital Partners. Under this agreement, Hanover Capital Partners, subject to the direction and control of our Board of Directors, provides certain services for us, including, among other things:

     - serving as a consultant to the Board with respect to the formulation of investment criteria and preparation of policy guidelines;

     - assisting us in developing criteria for the purchase of mortgage assets that are specifically tailored to our investment objectives;

     - representing us in connection with the purchase, and commitment to purchase or sell, mortgage assets;

     - arranging for the issuance of mortgage securities from a pool of mortgage loans;

     - furnishing reports and statistical and economic research to us regarding our activities and the services performed for us by Hanover Capital Partners;

     - monitoring and providing to the Board of Directors price information and other data;

     - investing or reinvesting our money in accordance with our policies and procedures and the terms and conditions of the Management Agreement;

     - providing executive and administrative personnel office space and services required in rendering services to us; and

     - administering our day-to-day operations.

     Each month we pay Hanover Capital Partners a fee for its services, and expenses for any due diligence services provided by independent contractors and other third parties in connection with the acquisition of mortgage assets.

     The monthly fee paid to Hanover Capital Partners equals the sum of:

     - (a) the wages and salaries of the personnel employed by Hanover Capital Partners and/or its affiliates (other than independent contractors and other third parties rendering due diligence services in connection with the acquisition of any mortgage assets) apportioned to us for that month, plus

     - (b) 25% of (a).

     The monthly expenses paid to Hanover Capital Partners equal the sum of:

     - (c) the expenses of Hanover Capital Partners; plus

     - (d) three percent of (c).

     Any amount that may become payable by Hanover Capital Partners to us for any services provided by us to Hanover Capital Partners, including the services of Mr. Burchett, Ms. Tavares, Mr. Ostendorf, and Ms. Mizerak, is offset against amounts payable to Hanover Capital Partners. Effective July 1, 1999, the Management Agreement was amended to define Hanover Capital Partners' monthly expenses related to services provided to us to mean: rent, telephone, utilities, office furniture, equipment, machinery and other office expenses of Hanover Capital Partners required for our day-to-day operations, including bookkeeping, clerical and back-office services provided by Hanover Capital Partners. During 2000, we recorded management and administrative expenses of $634,000 and no due diligence expenses relating to billings from Hanover Capital Partners, pursuant to the Management Agreement.

     Subject to other contractual limitations, the Management Agreement does not prevent Hanover Capital Partners from acting as an investment advisor or manager for any other person, firm or corporation. The stated term of the Management Agreement expired December 31, 2000, but the Management Agreement is automatically renewed for successive one-year periods unless the unaffiliated directors, as defined in the Management Agreement, resolve to terminate the Management Agreement.

The Formation Transactions

     In connection with our initial public offering, we acquired a 97% ownership interest (representing 100% of the non-voting preferred stock) in Hanover Capital Partners and its wholly-owned subsidiaries, Hanover Capital Mortgage Corporation and Hanover Capital Securities, Inc., from Mr. Burchett, Ms. Tavares, Mr. Ostendorf, and Ms. Mizerak, in exchange for an aggregate of 716,667 shares of our common stock. Mr. Burchett, Ms. Tavares, Mr. Ostendorf and Ms. Mizerak retained ownership of all of the issued and outstanding common stock of Hanover Capital Partners, representing a 3% ownership interest. Mr. Burchett, Ms. Tavares, Mr. Ostendorf, and Ms. Mizerak may also receive up to 216,667 additional shares of our common stock as additional payment for their contribution of the preferred stock of Hanover Capital Partners to us. This "earn-out" can vest in full or in part on any September 30, called a "measuring date", beginning with September 30, 1998 and ending with September 30, 2002. The earn-out will vest in full as of any measuring date through which the return on a unit offered in our public offering is at least equal to the initial public offering price of the unit. A unit is one share of common stock and one warrant. One-third of the earn-out will vest as of any measuring date through which the return on a unit is at least equal to a 20% annualized return on the initial public offering price of the unit.

     The return on a unit is determined by adding:

     - the appreciation in the value of the unit since the closing of our initial public offering; and

     - the amount of distributions made by us on the shares of common stock included in the unit since the closing of the initial public offering.

     Appreciation in a unit's value as of any measuring date is the average difference, during the 30 day period that ends on the measuring date, between

     - the market price of our shares of common stock included in the unit; and

     - the initial public offering price of the unit multiplied by two, to take into account the value of the warrant included in the unit.

     In determining whether the earn-out has vested, appropriate adjustments will be made for stock splits, recapitalizations, stock dividends and transactions having similar effects.

     In addition, up to $1,750,000 in loans made by us to Mr. Burchett, Ms. Tavares, Mr. Ostendorf, and Ms. Mizerak to enable them to pay taxes will be forgiven to the extent that the earn-out vests. These loans are secured by 116,667 shares of our common stock but are otherwise nonrecourse.

     The shares of common stock acquired by Mr. Burchett, Ms. Tavares, Mr. Ostendorf, and Ms. Mizerak (including any additional shares to be issued upon the vesting of the earn-out) and the forgiveness of any loans to them upon the vesting of the earn-out represent the consideration given to them in exchange for their contribution of the preferred stock of Hanover Capital Partners to us.

     Although we own all of the preferred stock of Hanover Capital Partners, we generally have no right to control the affairs of Hanover Capital Partners, Hanover Capital Mortgage Corporation and Hanover Capital Securities (other than to approve certain fundamental transactions such as mergers, consolidations, sales of substantially all assets, and voluntary liquidations) because the preferred stock of Hanover Capital Partners is nonvoting. The holders of all of the common stock of Hanover Capital Partners, Mr. Burchett, Ms. Tavares, Mr. Ostendorf, and Ms. Mizerak, control the operations and affairs of Hanover Capital Partners, Hanover Capital Mortgage Corporation and Hanover Capital Securities.

Employment Agreements

     On September 19, 1997, we entered into an employment agreement with each of Mr. Burchett, Ms. Tavares, Ms. Mizerak, and Mr. Ostendorf, each of which was amended in August 10, 2000. As amended, each employment agreement provides for an initial term of five years and will be automatically extended upon each anniversary date for a successive five-year term, unless either party provides prior written notice to the contrary or the employee has been terminated pursuant to the terms of the employment agreement. The employment agreements provide for an initial annual base salary of $300,000 for Mr. Burchett and $225,000 for each of Ms. Mizerak, Mr. Ostendorf and Ms. Tavares, plus annual cost-of-living increases. Each employment agreement also provides for participation by the executive officer in our Bonus Incentive Compensation Plan and the 1997 Executive and Non-Employee Director Stock Option Plan.

     In August 2000, we entered into a similar employment agreement with Mr. Kaplan which was effective as of January 1, 2000. The employment agreement provides for an initial term of five years and will be automatically extended upon each anniversary date for a successive five year term, unless either party provides prior written notice to the contrary or Mr. Kaplan has been terminated pursuant to the terms of the employment agreement. The employment agreement provides for an initial annual base salary of $229,522 plus annual cost-of-living increases.

     Each employment agreement contains a provision prohibiting competition with us for a certain period following his or her termination for "good cause". Good cause means:

     - the conviction of (or the plea of nolo contendere to) a felony;

     - the Board of Directors' good-faith determination that the employee willfully and deliberately failed to perform a material amount of his or her duties (other than a failure to perform duties due to physical or mental illness), and the employee's failure to perform his or her duties was not cured within 30 days after written notice from the Board of Directors specifying with reasonable particularity such alleged failure;

     - any absence from regular full-time employment in excess of three consecutive days that is not due to a vacation, participation in a permitted activity, bona fide illness, disability, death or other reason expressly authorized by the Board of Directors in advance; or

     - any act or acts of personal dishonesty (including, without limitation, insider trading or unauthorized trading in our securities), which may have a material adverse effect on us, or any of our subsidiaries.

     In addition, the executive officer will be entitled to receive his or her base salary in effect at the date of termination until the later of one year from the termination date or the end of the employment term if the executive officer is:

     - terminated by us without good cause;

     - resigns within 90 days after being removed from Board of Directors; or

     - is not re-elected to the Board of Directors, despite the executive officer's efforts to remain on the Board of Directors.

     In the event that the executive officer is terminated without good cause within 90 days after a change of control of the Company, then the executive officer will be entitled to receive his or her base salary then in effect until the later of two years from the date of termination or to the end of the term of the employment agreement (generally, 4 or 5 years under current terms of the agreements). The employment agreement also provides each executive officer specified amounts of term life and disability insurance coverage, a monthly automobile allowance and payment of club dues.

Loans to Executive Officers

     In connection with our initial public offering, we agreed to make up to $1,750,000 in loans available to Mr. Burchett, Ms. Tavares, Mr. Ostendorf, and Ms. Mizerak to enable them to pay their personal income taxes on the gains they recognized upon contributing Hanover Capital Partners preferred stock to us for shares of our common stock. No payment of principal on the loans is due before maturity unless the borrower is terminated for "good cause" under his or her employment agreement with us, in which case the loan will become immediately due and payable. Interest, however, is payable on a quarterly basis in arrears. The loans to Mr. Burchett, Ms. Tavares, Mr. Ostendorf, and Ms. Mizerak are secured by an aggregate of 116,667 of their shares of our common stock but are otherwise nonrecourse to them. As additional consideration to Mr. Burchett, Ms. Tavares, Mr. Ostendorf, and Ms. Mizerak for their contribution of the preferred stock of Hanover Capital Partners to us, the outstanding balance of the loans will be forgiven to the extent that the earn-out vests. See "Certain Relationships and Related Transactions -- The Formation Transactions". The terms of the loans were not determined through arm's-length negotiations and may be more favorable to the borrowers than would otherwise be available to them.

     In March 1998, we agreed to lend up to an aggregate of $1,500,000 in unsecured loans to Mr. Burchett, Ms. Tavares, Mr. Ostendorf, and Ms. Mizerak, in lieu of incurring the costs and expenses we were required to pay in connection with the registration of 100,000 shares of our common stock owned by them. Pursuant to this loan agreement, we loaned Mr. Burchett, Ms. Tavares, Mr. Ostendorf, and Ms. Mizerak an aggregate of $1,203,880 in April 1998. The additional loans originally were due and payable on March 31, 1999, but in March 1999 their term was extended to March 31, 2001. Similarly, in February 2001, their term was extended to March 31, 2003.

     In November 1998, we agreed to lend an additional $226,693 in unsecured loans to Mr. Burchett, Ms. Tavares, Mr. Ostendorf, and Ms. Mizerak. The additional loans were used to fund equity contributions by them to Hanover Capital Partners and Hanover Capital Partners 2, Inc., our affiliates. These individuals made the related equity contributions as an accommodation to us in order to allow us to execute a securitization in November 1998. None of the individuals received any personal profit as a result of these loans. A portion of these loans, $69,149, was repaid in February 1999, another portion, $61,837, was forgiven on January 28, 2000 and $12,203 was repaid in April 2000. The Company reserved for this forgiveness on September 30, 1999. At December 31, 2000, the balance of these loans was $83,506.

     In connection with hiring Thomas P. Kaplan as our Chief Financial Officer and a Managing Director, we agreed to loan to Mr. Kaplan an amount sufficient to purchase up to 50,000 shares of our common stock. No payment of principal on the loan is due before maturity unless Mr. Kaplan is terminated for "good cause" under his employment agreement with us, in which case the loan will become immediately due and payable. Interest, however, is payable on a quarterly basis in arrears. Although Mr. Kaplan's loan is a nonrecourse loan, it is secured by 50,000 shares of our common stock.

     The summary of executive officer loans at March 31, 2001 is shown below:

                                                             AMOUNT OF
                                                               LOAN        LARGEST AGGREGATE               SECURED BY
                                                  USE OF    OUTSTANDING   INDEBTEDNESS SINCE    INTEREST       OR
          OFFICER               DATE OF LOAN     PROCEEDS       ($)       JANUARY 1, 2000 ($)     RATE     UNSECURED
          -------            ------------------  --------   -----------   -------------------   --------   ----------
John A. Burchett...........  September 19, 1997     (a)       270,000           270,000          6.02%     Secured(d)
  President, Chief               April 15, 1998     (a)       692,500           692,500          5.70%     Secured(d)
  Executive                      April 15, 1998     (a)       696,280           696,280          5.51%     Unsecured
  Officer and Chairman        November 30, 1998     (b)        45,928            45,958          4.47%     Unsecured

Joyce S. Mizerak...........  September 19, 1997     (a)       108,000           108,000          6.02%     Secured(d)
  Sr. Managing Director          April 15, 1998     (a)       154,500           154,500          5.70%     Secured(d)
  and Director                   April 15, 1998     (a)       170,500           170,500          5.51%     Unsecured
                              November 24, 1998     (b)        12,526            12,526          4.47%     Unsecured

George J. Ostendorf........       April 6, 1998     (a)       262,500           262,500          5.70%     Secured(d)
  Sr. Managing Director          April 15, 1998     (a)       130,000           130,000          5.51%     Unsecured
  and Director                November 24, 1998     (b)        12,526            12,526          4.47%     Unsecured
                              November 30, 1998     (b)             0            12,203          4.47%     Unsecured

Irma N. Tavares............  September 19, 1997     (a)       104,600           104,600          6.02%     Secured(d)
  Sr. Managing Director          April 15, 1998     (a)       157,900           157,900          5.70%     Secured(d)
  and Director                   April 15, 1998     (a)       207,100           207,100          5.51%     Unsecured
                              November 28, 1998     (b)        12,526            12,526          4.47%     Unsecured

Thomas P. Kaplan...........  September 15, 1999     (c)       241,796           241,796          5.29%     Secured(d)
  Chief Financial Officer
  and Managing Director


          OFFICER            MATURITY DATE
          -------            --------------
John A. Burchett...........  September 2002
  President, Chief           September 2002
  Executive                  March 2003(e)
  Officer and Chairman       November 2002

Joyce S. Mizerak...........  September 2002
  Sr. Managing Director      September 2002
  and Director               March 2003(e)
                             November 2002

George J. Ostendorf........  September 2002
  Sr. Managing Director      March 2003(e)
  and Director               November 2002
                             November 2002

Irma N. Tavares............  September 2002
  Sr. Managing Director      September 2002
  and Director               March 2003(e)
                             November 2002

Thomas P. Kaplan...........  September 2002
  Chief Financial Officer
  and Managing Director

---------------
(a) Proceeds of the loan were used by the borrower to pay personal income taxes. The taxes resulted from the contribution of the borrower's shares of Hanover Capital Partners Ltd. to the Company in connection with the initial public offering.

(b) Proceeds of the loan were used by the borrower to recapitalize Hanover Capital Partners Ltd.

(c) Proceeds of the loan were used by the borrower to purchase shares of the Company's stock.

(d) The loans to Mr. Burchett, Ms. Tavares, Mr. Ostendorf, and Ms. Mizerak are secured (in total) by 166,667 shares of our common stock but are otherwise non-recourse. The loan to Mr. Kaplan is secured by 50,000 shares of our common stock but is otherwise non-recourse to Mr. Kaplan.

(e) The loans were amended to extend the maturity date from March 2001 to March 2003.

                               PERFORMANCE GRAPH

     The graph below provides a comparison of the cumulative total shareholder return on our common stock from our initial public offering on September 19, 1997 (the date the units consisting of common stock and warrants commenced trading) through December 31, 2000, as compared with the cumulative total return on the S&P Composite-500 Stock Index and an index average of our peer group, in each case for the period commencing on September 19, 1997 through December 31, 2000.

     Before March 20, 1998, only the units were traded on the American Stock Exchange; on March 19, 1998 the common stock and warrants commenced trading separately. For purposes of the graph below, the value of the units is used until March 20, 1998, and the value of the common stock is used for subsequent periods.

     Our peer group is composed of comparable publicly-traded companies, and includes Imperial Credit Mortgage Holdings, Inc., Capstead Mortgage Corporation, DYNEX Capital, INMC Mortgage Holdings, Thornburg Mortgage Asset Corporation and Redwood Trust, Inc.

     The returns reflect stock price appreciation for our common stock and for each of the comparative indices. The graph assumes $100 invested on September 19, 1997, in our common stock at the initial public offering, in the S&P 500 Stock Index, and in the stock index of our peer group, and further assumes the reinvestment of any dividends. The graph lines connect fiscal-year end dates and do not reflect fluctuations between those dates. The data source is FactSet Research Systems, Inc. and the graph was prepared on our behalf by the American Stock Exchange -- Issuer Services. The total return performance shown on the graph is not necessarily indicative of future total return performance of our common stock.

                              [PERFORMANCE CHART]

-------------------------------------------------------------------------------------------------------------------
             Indexed Price*                 09/19/97       12/31/97       12/31/98       12/31/99       12/31/00
-------------------------------------------------------------------------------------------------------------------
 Hanover Capital Mortgage Holdings, Inc.    $100.00        $102.55        $ 34.39        $ 28.50        $ 41.27
-------------------------------------------------------------------------------------------------------------------
 S&P 500 Composite                          $100.00        $102.62        $129.99        $155.37        $139.62
-------------------------------------------------------------------------------------------------------------------
 Peer Group Index                           $100.00        $ 82.66        $ 32.15        $ 29.65        $ 42.90
-------------------------------------------------------------------------------------------------------------------

---------------
* Source: FactSet Research Systems, Inc.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons owning more than ten percent of a registered class of our securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent holders are required by regulations under the Exchange Act of 1934 to furnish us with copies of all Section 16(a) forms they file.

     After reviewing the copies of these reports furnished to us during the fiscal year which ended December 31, 2000, we believe that all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were satisfied by these persons except as follows:

     John A. Burchett, Joyce S. Mizerak, George J. Ostendorf, Irma N. Tavares, and Thomas P. Kaplan, our named executive officers, and John N. Rees, Joseph J. Freeman, John A. Clymer, Saiyid T. Naqvi and James F. Stone, our non-employee directors, received option grants in 2000 pursuant to the 1999 Equity Incentive Plan. Each of these individuals inadvertently failed to file the appropriate Form 4 when the options were granted. Each of these individuals reported their grants when the omission was brought to their attention.

     Joseph J. Freeman, a director, purchased 680 shares of common stock pursuant to a dividend reinvestment arrangement in his brokerage account and inadvertently failed to file the appropriate Form 5. When brought to his attention, Mr. Freeman took the appropriate action to file the Form 5.

                             SHAREHOLDER PROPOSALS

     Any shareholder who intends to present a proposal at the next annual meeting in the year 2002 must deliver the proposal to our principal executive offices at 90 West Street, Suite 2210, New York, New York, 10006 no later than December 28, 2001 if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934.

     Any shareholder proposal for our 2002 annual meeting that is submitted outside the processes of Rule 14a-8 will be considered "untimely" pursuant to our bylaws if we receive it before February 23, 2002 or after March 25, 2002. An untimely proposal may be excluded from consideration at our 2002 annual meeting and, if such proposals are brought before the meeting, proxies solicited by the Board of Directors for our 2002 annual meeting may confer discretionary authority to vote on any such untimely proposal without express direction from shareholders giving such proxies. Such proposal must be delivered to the Secretary of the Company at our principal executive offices.

                                 OTHER MATTERS

Discretionary Authority to Vote Proxy

     The Board of Directors does not intend to present any business at the Annual Meeting other than the matters specifically set forth in this proxy statement, and knows other business which might be brought before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the proxies will vote on such matters in accordance with their judgment of the best interests of the Company.

Annual Report; Annual Report on Form 10-K

     Our Annual Report for the year 2000 accompanies this Proxy Statement. Our Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, which includes audited financial statements, is included in our Annual Report.

     Shareholders who would like an additional copy of our Annual Report on Form 10-K may obtain it, free of charge, upon request to the Secretary of the Company.

Incorporation by Reference

     We will mail a copy of our Stockholder Protection Rights Agreement to any recipient of this Proxy Statement, without charge, upon written or oral request, within one business day of such request. Please direct any such request to Joyce
S. Mizerak, Secretary, at 90 West Street, Suite 2210, New York, New York, 10006, telephone number (212) 732-5086.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

                                          By order of the Board of Directors

                                          JOYCE S. MIZERAK,
                                          Senior Managing Director, a Director
                                          and Secretary

April 27, 2001

                                                                      APPENDIX A

                                 AUDIT CHARTER

                  AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
                    HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
                                    CHARTER

                                  I.  PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

     Review and appraise the audit efforts of the Corporation's independent accountants and internal accounting department.

     Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

                                II.  COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. For purposes of determining "independence", the Board shall look to standards promulgated by the American Stock Exchange. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

     The members of the Committee shall be elected annually by the Board or until their successors shall be duly elected. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

                                 III.  MEETINGS

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee should meet at least annually with management, the chief financial officer and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporations financials consistent with IV.4. below.

                        IV.  RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

     1. Review and update this Charter periodically, at least annually, as conditions dictate.

     2. Review the organization's annual financial statements, including any certification, report, opinion, or review rendered by the independent accountants.

     3. Review with financial management and the independent accountants the 10-Q and any reports or other financial information submitted to any governmental body or the public prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review. Periodic reports such as Form 4 filings, 13G filings, and such other ordinary course of business filings determined by the Committee shall be reviewed annually ex post facto at the annual meeting of the Audit Committee.

In order to assist the Audit Committee in its fulfillment of these obligations, management and the Company's independent accounts shall, (1) at each annual meeting and at any other time as shall be necessary, discuss any changes in rules or regulations that may affect the requirements of this charter, review with the committee the effectiveness of the existing provisions of this charter, and propose such revisions to this charter as may be required thereby; and (2) provide all such reports to the Audit Committee or the Chairman, as the case may be, and (3) schedule a meeting to facilitate such review in advance of any such submission or release.

Independent Accountants

     4. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

     5. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

     6. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

In order to assist the Audit Committee in its fulfillment of these obligations,
(4) at each annual meeting, management shall review with the Committee the independence, effectiveness, and compensation of the independent accountants; and the independent accountants shall review with the Committee all significant relationships the accountants have with the Corporation; (5) management shall discuss with the Committee the performance of the independent accountants at each annual meeting and at any other time that either management or the Committee determines may be necessary; and (6) the independent accountants shall schedule a period of time for private consultations at the end of each quarterly review with the Chairman of the Committee, at each annual meeting of the full Committee, and at any other time that either the independent accountants or the Committee determines may be necessary.

Financial Reporting Processes

     7. In consultation with the independent accountants and the chief financial officer, review the integrity of the organization's financial reporting processes, both internal and external.

     8. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

     9. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, or management.

In order to assist the Audit Committee in its fulfillment of these obligations, at each annual meeting of the full Committee and at any other time that either the independent accountants, the chief financial officer or the Committee determines may be necessary, (7) the independent accountants and the chief financial officer shall discuss the integrity of the organization's financial reporting processes with the Committee; (8) the independent accountants shall discuss with the Committee the Company's application of any accounting principles which either are the subject of a disagreement with management or involve significant areas of uncertainty or judgment which, in the opinion of the independent auditors, should be reviewed with the Committee; and (9) if either the independent accountants or management propose any major changes, management shall present to the Committee an analysis of such proposal and provide an opportunity to review such analysis with the independent accountants, both with and without the presence of management.

Process Improvement

     10. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

     11. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     12. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

     13. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

In order to assist the Audit Committee in its fulfillment of these obligations,
(10) at each quarterly meeting with the Chairman, and at each annual meeting of the Committee, both management and the independent accountants shall discuss the nature of all significant judgments; (11) at each annual meeting of the Committee, each of management and the independent accountants shall discuss the items described in items (11), (12) and (13).

Legal Compliance

     14. Ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

     15. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

     16. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

     17. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

In order to assist the Audit Committee in its fulfillment of these obligations, at each annual meeting of the Committee, the Company's independent accountants and outside counsel shall review with the Committee the significant areas of legal compliance that should be monitored, and management shall report to the Committee the steps taken to ensure that such areas are adequately addressed; and management and the Company's outside counsel shall review with the Committee any legal matter that could have a significant impact on the organization's financial statements.

                           TABLE OF RESPONSIBILITIES

--------------------------------------------------------------------------------------------------------------
                                            MANAGEMENT              AUDITORS            OUTSIDE COUNSEL
--------------------------------------------------------------------------------------------------------------
                                                        AS                     AS                     AS
ITEM                                   ANNUAL  QRTLY  NEEDED  ANNUAL  QRTLY  NEEDED  ANNUAL  QRTLY  NEEDED
--------------------------------------------------------------------------------------------------------------
 Documents/Reports Review
--------------------------------------------------------------------------------------------------------------
 1.  Review and update Charter           X              X       X              X
--------------------------------------------------------------------------------------------------------------
 2.  Review annual financial
     statements                          X                      X
--------------------------------------------------------------------------------------------------------------
 3.  Review 10-Qs and other interim
     filings                             X       X      X       X       X      X
--------------------------------------------------------------------------------------------------------------
 Independent Accountants
--------------------------------------------------------------------------------------------------------------
 4.  Recommend independent
     accountants                         X                      X
--------------------------------------------------------------------------------------------------------------
 5.  Review performance of
     accountants                         X              X       X              X
--------------------------------------------------------------------------------------------------------------
 6.  Private consultation with
     accountants                         X       X      X       X       X      X
--------------------------------------------------------------------------------------------------------------
 7.  Review integrity of financial
     reporting                           X                      X
--------------------------------------------------------------------------------------------------------------
 8.  Consider appropriateness of
     accounting principles               X              X       X              X
--------------------------------------------------------------------------------------------------------------
 9.  Approve major changes to
     accounting principles/practices                    X                      X
--------------------------------------------------------------------------------------------------------------
 Process Improvement
--------------------------------------------------------------------------------------------------------------
 10. Discuss significant judgments       X       X              X       X
--------------------------------------------------------------------------------------------------------------
 11. Review audit process                X                      X
--------------------------------------------------------------------------------------------------------------
 12. Review disagreements with
     auditors                            X              X       X              X
--------------------------------------------------------------------------------------------------------------
 13. Review implementation of
     proposed improvements in
     practices                           X                      X
--------------------------------------------------------------------------------------------------------------
 Legal Compliance
--------------------------------------------------------------------------------------------------------------
 14. Ensure proper review system         X                      X                      X
--------------------------------------------------------------------------------------------------------------
 15. Review compliance matters           X                      X                      X
--------------------------------------------------------------------------------------------------------------
 16. Review material litigation          X              X       X                      X              X
--------------------------------------------------------------------------------------------------------------
 17. Perform any other activities        X              X       X              X       X
--------------------------------------------------------------------------------------------------------------

                                                                     HCMCM-PS-01

                    HANOVER CAPITAL MORTGAGE HOLDINGS, INC.

                           90 WEST STREET, SUITE 2210
                            NEW YORK, NEW YORK 10006

                 ANNUAL MEETING OF STOCKHOLDERS - MAY 24, 2001
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints John A. Burchett and Joyce S. Mizerak as Proxies, with full power of substitution to each to vote for and on behalf of the undersigned all shares of common stock which the undersigned would be entitled to vote at the 2001 Annual Meeting of Stockholders of HANOVER CAPITAL MORTGAGE HOLDINGS, INC. to be held at the American Stock Exchange, 86 Trinity Place, New York, New York on Thursday, May 24, 2001 at 11:00 a.m., and at any adjournment or adjournments thereof. The undersigned hereby directs the said proxies to vote in accordance with their judgment on any matters which may properly come before the Annual Meeting, all as indicated in the Notice of Annual Meeting and Proxy Statement dated April 27, 2001, receipt of which is hereby acknowledged, and to act on the following matters set forth in such notice as specified by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

--------------------------------------------------------------------------------
                   PLEASE VOTE, DATE AND SIGN ON REVERSE AND
                   RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

-------------------------------------     --------------------------------------

-------------------------------------     --------------------------------------

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     [HCMCM-HANOVER CAPITAL MORTGAGE HOLDINGS INC.] [FILE NAME: HCMCM2.ELX]
                      [VERSION - 3] [04/18/01 (03/08/01)]

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

-------------------------------------------------------
      HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
-------------------------------------------------------     1. Election of Directors.
                                                                                                FOR ALL   WITH-     FOR ALL
Mark box at right if an address change or comment has [ ]                                      NOMINEES   HOLD      EXCEPT
been noted on the reverse side of this card.                     (01) GEORGE J. OSTENDORF        [ ]       [ ]        [ ]
                                                                 (02) JOHN N. REES
                                                                 (03) JOSEPH J. FREEMAN

                                                            NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).
CONTROL NUMBER:
RECORD DATE SHARES:
                                                                                                             FOR  AGAINST  ABSTAIN
                                                            2.   Ratification of the appointment of          [ ]    [ ]      [ ]
                                                                 Deloitte & Touche LLP as independent
                                                                 auditors of the Company.

                                                            3.   In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting or at any adjournment(s) thereof.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY    Date               THE BOARD RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.
--------------------------------------------------------


--------------------------------------------------------
Stockholder sign here         Co-owner sign here

DETACH CARD                                                                                                             DETACH CARD

                    HANOVER CAPITAL MORTGAGE HOLDINGS, INC.

Dear Stockholder,

Please take note of the important information enclosed with this Proxy. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted, then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders on May 24, 2001.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Hanover Capital Mortgage Holdings, Inc.

     [HCMCM-HANOVER CAPITAL MORTGAGE HOLDINGS INC.] [FILE NAME: HCMCM1.ELX]
                      [VERSION - 4] [04/18/01 (03/08/01)]